UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2013

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

General Communication, Inc.'s ("the Company") Compensation Committee of its Board of Directors approved certain modifications to the salaries and incentive compensation plan for the following officers ("Named Executive Officers") who were identified in the Summary Compensation Table in the definitive proxy statement filed by the Company on May 15, 2013 ("2013 Proxy Statement"): Ronald A. Duncan, Gregory F. Chapados and Tina M. Pidgeon. The changes to the compensation of the Named Executive Officers were the result of increasing responsibilities due to the growth of the Company.

Additionally, the Compensation Committee approved a compensation package for Peter Pounds who will take over as the Company's Chief Financial Officer on January 1, 2014 when John M. Lowber retires as previously announced.

Base Salary
The Compensation Committee changed the base salary for the Named Executive Officers and Mr. Pounds to the following effective January 1, 2014:

Name	Base Salary
Ronald A. Duncan	$925,000
Gregory F. Chapados	$450,000
Tina M. Pidgeon	$325,000
Peter Pounds	$300,000

The Compensation Committee also approved additional increases to Mr. Pounds' base salary of $50,000 on January 1, 2015 and January 1, 2016.

Incentive Compensation Plan
A portion of the Company's compensation to each Named Executive Officer and Mr. Pounds relates to, and is contingent upon, the officer's performance and our financial performance and resources. Annual bonuses are intended to reward performance and to make our senior executive compensation packages competitive with comparable executive positions in other companies. Incentive compensation earned by each of the Named Executive Officers and Mr. Pounds is paid to them in the form of 50% cash and 50% restricted stock grants with the exception of Ms. Pidgeon who is paid in the form of 75% cash and 25% restricted stock grants. The restricted stock grants vest at the end of three years.

The following table shows the annual incentive compensation for each of the Named Executive Officers and Mr. Pounds:

	Ronald A. Duncan	Gregory F. Chapados	Tina M. Pidgeon	Peter Pounds
Total Annual Target Incentive Compensation Plan	$1,560,000	$900,000	$550,000	$200,000

The Compensation Committee will later determine how to allocate the increases to the Free Cash Flow Goal, Capex Spending and Discretionary components as described in the 2013 Proxy Statement.

The Compensation Committee also approved additional increases to Mr. Pounds' total annual target incentive compensation plan of $100,000 on January 1, 2015 and January 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: November 21, 2013

	By	/s/ John M. Lowber
Name: John M. Lowber
Title: Senior Vice President,
Chief Financial Officer
and Treasurer
(Principal Financial Officer)